                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

               FILED BY THE REGISTRANT                     /X/
               FILED BY A PARTY OTHER THAN THE REGISTRANT  / /

Check the appropriate box:

          /X/  Preliminary Proxy Statement
          / /  Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
          / /  Definitive Proxy Statement
          / /  Definitive Additional Materials
          / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MFS SERIES TRUST VIII
              (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

              PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2).
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-(6)(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A
     ----------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     N/A
     -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

     N/A
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(4)  Proposed maximum aggregate value of transaction:

     N/A
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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)  Amount Previously Paid:

     N/A
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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date Filed:

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
                             MFS WORLD GROWTH FUND
                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

                                                                February 1, 1996

Dear Shareholder:

Massachusetts Financial Services Company ("MFS") acts as investment adviser to the Fund. In that capacity, MFS currently utilizes two sub-investment advisers to assist it in managing assets of the Fund invested outside the United States.

One of these sub-investment advisers is Batterymarch Financial Management, Inc. ("Batterymarch"), which manages the Fund's assets invested in emerging markets. The Board of Trustees responsible for the Fund has approved the termination by MFS of Batterymarch as a sub-adviser to the Fund and the retention by MFS of Foreign & Colonial Management Limited ("FCM") and of its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as new sub-advisers to the Fund to replace Batterymarch in the management of the Fund's assets invested in emerging markets, commencing on or about April 1, 1996. The retention by MFS of FCM and FCEM as sub-advisers to the Fund is subject to your approval, as shareholders of the Fund.

It is important to note that there would be no changes in your Fund's investment objectives or policies as a result of the replacement of Batterymarch with FCM and FCEM. Also, this change would not involve any change in MFS continuing to act as your Fund's investment adviser nor Oechsle International Advisors, L.P. continuing to act as the other sub-adviser for your Fund. THE TERMS AND CONDITIONS OF THE TWO NEW SUB-INVESTMENT ADVISORY AGREEMENTS BETWEEN MFS AND FCM AND BETWEEN FCM AND FCEM ARE SUBSTANTIALLY IDENTICAL TO THE TERMS AND CONDITIONS OF THE CURRENT SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN MFS AND BATTERYMARCH. APPROVAL OF THE TWO NEW SUB-INVESTMENT ADVISORY AGREEMENTS WOULD HAVE NO EFFECT UPON THE AMOUNT OF MANAGEMENT FEES PAID BY THE FUND TO MFS. MFS, NOT THE FUND, PAYS MANAGEMENT FEES TO THE FUND'S SUB-ADVISERS, AND FCM AND FCEM WOULD RECEIVE FROM MFS THE SAME LEVEL OF COMPENSATION MFS CURRENTLY PAYS BATTERYMARCH.

THE BOARD OF TRUSTEES RESPONSIBLE FOR YOUR FUND RECOMMENDS THAT YOU APPROVE THE TWO NEW SUB-INVESTMENT ADVISORY AGREEMENTS BETWEEN MFS AND FCM AND BETWEEN FCM AND FCEM.

Because your Board of Trustees has approved the two new sub-investment advisory agreements, the matter is now subject to approval by you and your fellow shareholders at a special meeting of your Fund to be held on Monday, March 18, 1996. Even if you cannot attend, it is important that you complete and return the enclosed proxy card. TIMELY VOTES SAVE MONEY.

Should you have any questions, please call the Fund's shareholder servicing agent, MFS Service Center, Inc., toll-free at 1-800-225-2606 any business day between 8 a.m. and 6 p.m.

                                          Respectfully,
                                          A. Keith Brodkin, Chairman

                             MFS WORLD GROWTH FUND
                500 Boylston Street, Boston, Massachusetts 02116

                      ------------------------------------

                   Notice of Special Meeting of Shareholders
                           To be held March 18, 1996

A Special Meeting of Shareholders of MFS World Growth Fund (the "Fund") will be held at 500 Boylston Street, Boston, Massachusetts, on Monday, March 18, 1996 at 9:30 a.m. for the following purposes:

ITEM 1. To approve two new Sub-Investment Advisory Agreements, one between Massachusetts Financial Services Company ("MFS") and Foreign & Colonial Management Limited ("FCM"), and the other between FCM and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), containing substantially the same terms and conditions as the current Sub-Investment Advisory Agreement between MFS and Batterymarch Financial Management, Inc. ("Batterymarch"), to become effective on or about April 1, 1996.

ITEM 2. To transact such other business as may come before the Special Meeting of Shareholders and any adjournments thereof.

           YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only shareholders of record on January 18, 1996 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                           STEPHEN E. CAVAN, Secretary and Clerk

February 1, 1996

YOUR  VOTE  IS IMPORTANT.  WE WOULD  APPRECIATE  YOUR PROMPTLY  VOTING, SIGNING,
DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of MFS Series Trust VIII (the "Trust") on behalf of MFS World Growth Fund (the "Fund"), a series of the Trust, to be used at a Special Meeting of Shareholders (the "Special Meeting") to be held at 500 Boylston Street, Boston, Massachusetts on March 18, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Trust's transfer and shareholder servicing agent, MFS Service Center, Inc. (the "Shareholding Servicing Agent" or "MFSC"), P.O. Box 2281, Boston, Massachusetts 02107-9906, or delivered at the Special Meeting. On January 18,
1996 there were outstanding          shares of the Fund. Shareholders of  record
at the close of business on January 18, 1996 will be entitled to one vote for each share held.

The mailing address of the Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and proxy statement with its enclosures on or about February 1, 1996. A copy of the Trust's Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent at P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.

ITEM 1--TO APPROVE TWO NEW SUB-INVESTMENT ADVISORY AGREEMENTS, ONE BETWEEN MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND FOREIGN & COLONIAL MANAGEMENT LIMITED ("FCM"), AND THE OTHER BETWEEN FCM AND ITS SUBSIDIARY, FOREIGN & COLONIAL EMERGING MARKETS LIMITED, CONTAINING SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE CURRENT SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN MFS AND BATTERYMARCH FINANCIAL MANAGEMENT, INC., TO BECOME EFFECTIVE ON OR ABOUT APRIL 1, 1996.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS.

BACKGROUND AND SUMMARY

Massachusetts Financial Services Company ("MFS" or the "Adviser") serves as the Fund's investment adviser and provides the Fund with overall investment advisory and administrative services, as well as general office facilities. MFS manages the Fund's assets invested in U.S. markets, and has engaged two sub-advisers, Oechsle International Advisors, L.P. ("Oechsle") and Batterymarch Financial Management, Inc. ("Batterymarch"), to manage the Fund's assets invested in foreign markets. Oechsle manages the Fund's assets invested in developed foreign markets, such as Western Europe, Japan, Australia and New Zealand, and Batterymarch manages the Fund's assets invested in emerging markets, such as Latin America and the Pacific Rim (excluding Japan).

At December 31, 1995, the Fund's net assets were $         and the net assets of
the sub-portfolios of  the Fund managed  by MFS, Oechsle  and Batterymarch  were
$   , $     and $       , respectively.

The Board of Trustees has approved the termination by MFS of Batterymarch as a sub-adviser to the Fund and the retention by MFS of Foreign & Colonial Management Limited ("FCM") and of its subsidiary, Foreign & Colonial Emerging
Markets Limited ("FCEM"), as new sub-advisers to the Fund to replace Batterymarch. Under this arrangement, FCM and FCEM would commence managing the Fund's assets invested in emerging markets on or about April 1, 1996. FCM and FCEM are described below under the caption "Description of FCM and FCEM; Strategic Alliance Between MFS and FCM."

At the Special Meeting, shareholders of the Fund will be asked to approve two new Sub-Investment Advisory Agreements, one between MFS and FCM, and the other between FCM and FCEM (the "New Sub-Investment Advisory Agreements"). The proposed New Sub-Investment Advisory Agreements are substantially identical to the Sub-Investment Advisory Agreement between MFS and Batterymarch dated January 18, 1995 and currently in effect (the "Current Sub-Investment Advisory Agreement"). A description of the New Sub-Investment Advisory Agreements and the services to be provided by FCM and FCEM thereunder is set forth below under the caption "Description of the New Sub-Investment Advisory Agreements."

Approval of the new Sub-Investment Advisory Agreements would have no effect upon the amount of management fees paid by the Fund to MFS. MFS, not the Fund, pays management fees to the Fund's sub-advisers, and FCM and FCEM would receive from MFS the same level of compensation MFS currently pays Batterymarch.

DESCRIPTION OF MFS AND BATTERYMARCH

MFS,  a  Delaware   corporation  located   at  500   Boylston  Street,   Boston,
Massachusetts  02116,  manages  the  Fund  pursuant  to  an  Investment Advisory
Agreement, dated August 30, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, MFS receives an annual management fee, computed and paid monthly, in an amount equal to 0.90% of the average daily net assets of the Fund on an annualized basis. The total management fee paid by the Fund to the Adviser under the Investment Advisory Agreement during the Fund's fiscal year ended October 31, 1995 was $3,459,664.

Batterymarch, a Maryland corporation located at 200 Clarendon Street, Boston, Massachusetts 02116, is a registered investment adviser that acts as one of the Fund's two sub-advisers pursuant to the Current Sub-Investment Advisory Agreement. The Current Sub-Investment Advisory Agreement was most recently approved by the Board of Trustees, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to the Current Sub-Investment Advisory Agreement (collectively, the "Independent Trustees"), on June 1, 1995, and was approved by the Fund's shareholders on January 18, 1995, in connection with the acquisition of the predecessor to Batterymarch by Legg Mason, Inc.

Under the Current Sub-Investment Advisory Agreement, the Adviser has delegated to Batterymarch the authority to make investment decisions with respect to that portion of the Fund's assets as the Adviser shall from time to time designate. This delegation is subject to oversight by the Adviser and determinations as to investment policy by the Board of Trustees. Batterymarch manages the Fund's assets which the Adviser has designated for investment in emerging countries or regions. For its services, the Adviser (not the Fund) pays Batterymarch a management fee computed and paid monthly, in an amount equal to 1.00% per annum of the average daily net asset value of the Fund's assets managed by Batterymarch. The total management fee paid by the Adviser to Batterymarch under the Current Sub-Investment Advisory Agreement during the Fund's fiscal year ended October 31, 1995 was $651,916.

DESCRIPTION OF FCM AND FCEM; STRATEGIC ALLIANCE BETWEEN MFS AND FCM

DESCRIPTION OF FCM AND FCEM. FCM and FCEM are each companies incorporated under the laws of England and Wales and are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Fifty percent of the outstanding voting securities of Hypo F&C is owned by each of (i) Pountney Hill Holdings Limited, which is wholly owned by five closed-end, publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC, and (ii) Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of December 31, 1995, FCM managed approximately U.S. $[ ] billion of assets, including approximately U.S. $[ ] billion of assets in equity securities and approximately U.S. $[ ] billion of assets in fixed income securities.

FCEM is a wholly owned subsidiary of FCEM (HOLDINGS) Limited ("FCEM Holdings"). FCEM Holdings is a subsidiary of FCM, which owns 75.1% of the outstanding voting securities of FCEM Holdings. Garantia Banking Limited, a wholly owned subsidiary of Banco de Investimentos Garantia SA located at Rua Jorge Coelho, 16-13th Floor, CEP 01451-020, Sao Paulo, Brazil, owns 14.9% of the outstanding voting securities of FCEM Holdings, and Audley William Twiston Davies, the Managing Director of FCEM, owns 10% of the outstanding voting securities of FCEM Holdings. FCEM manages emerging market investments for FCM and FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of December 31, 1995, FCEM managed approximately U.S. $[ ] billion of assets invested in emerging markets.

The name, address and principal occupation of the principal executive officer and each director of FCM and FCEM are set forth on Appendix A. The size and the rate of FCM's and FCEM's investment advisory compensation with respect to other U.S. registered investment companies having a similar investment objective to the Fund advised by FCM and FCEM are set forth in Appendix B.

STRATEGIC  ALLIANCE  BETWEEN  MFS AND  FCM.  MFS  and FCM  have  entered  into a strategic alliance pursuant to which they have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement certain expenses and revenues relating to their cooperative activities, including, if Item I is approved by shareholders of the Fund, investment advisory fees received from the Fund and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Fund, are shared. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS investment analysts are working for an extended period with FCM portfolio managers and investment analysts at their offices in London. In return, one or more FCM employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.

PROPOSED SUBSTITUTION OF FCM AND FCEM FOR BATTERYMARCH

MFS has exercised its right under the Current Sub-Investment Advisory Agreement with Batterymarch to terminate that Agreement effective on or about April 1, 1996. However, the termination of that Agreement is conditioned upon the approval by the Fund's shareholders of the proposed New Sub-Investment Advisory Agreements with FCM and FCEM, which if so approved will become effective on or about April 1, 1996. If the New Sub-Investment Advisory Agreements are not approved by the Fund's shareholders, Batterymarch will continue to serve as sub-adviser to the Fund pursuant to the Current Sub-Investment Advisory Agreement pending consideration by MFS and the Board of Trustees, including the Independent Trustees, of what further action, if any, should be taken in the best interests of shareholders.

As discussed more fully below under the caption "Description of the New Sub-Investment Advisory Agreements," the terms of the proposed New
Sub-Investment Advisory Agreements are substantially identical to the Current Sub-Investment Advisory

Agreement. Under the Current Sub-Investment Advisory Agreement, Batterymarch receives a sub-investment management fee from MFS (not from the Fund) equal to 1.00% per annum of the average daily net asset value of the assets of the Fund managed by Batterymarch. Likewise, under the proposed New Sub-Investment Advisory Agreements between MFS and FCM, FCM would receive a sub-investment management fee from MFS (not from the Fund) equal to 1.00% per annum of the average daily net asset value of the assets of the Fund managed by FCM. FCM would, in turn, pay the sub-investment management fee it receives from MFS over to FCEM, as the proposed New Sub-Investment Advisory Agreement between FCM and FCEM provides that FCEM would receive a sub-investment management fee from FCM (not from the Fund or MFS) equal to 1.00% per anum of the average daily net asset value of the assets of the Fund managed by FCEM.

In addition to receiving this cash compensation, FCM and FCEM, like Batterymarch, would receive certain benefits from placing portfolio transactions on behalf of the Fund. The initial criteria FCM and FCEM apply in selecting a broker to effect a securities transaction for their respective clients is whether the broker can provide the best price and execution for the transaction. In accordance with Section 28(e) of the Securities Exchange Act of 1934, however, FCM and FCEM may from time to time select as brokers for their respective clients those firms that furnish research services to them. These services are generally defined as those providing lawful and appropriate assistance to FCM and FCEM in the performance of their investment decision making responsibilities. Among the specific kinds of research services that FCM and FCEM may receive from brokers are fundamental analysis of the economy, the political environment, the financial markets, individual companies and specific industries and technical analysis of individual securities. In following a policy of selecting brokers furnishing research services, FCM and FCEM may pay commissions higher than those obtainable from other brokers who do not provide such services. FCM and FCEM will use the research they obtain to service all the accounts they manage and use no formal procedures to direct client transactions to a particular broker in return for products and research services received.

Joseph C. Williams is currently the portfolio manager for the assets of the Fund allocated to Batterymarch. Mr. Williams leads the emerging markets investment activities of Batterymarch and has been a portfolio manager with the predecessor of Batterymarch since 1994. Prior to joining Batterymarch, Mr. Williams served as a director at Morgan Grenfell Investment Services in London.

If the Fund's shareholders approve the proposed New Sub-Investment Advisory Agreements, it is anticipated that Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, will become the portfolio manager for the assets of the Fund allocated to FCM and FCEM. Dr. Banerji has been employed by FCEM since 1993 before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989.

RECOMMENDATION OF THE BOARD OF TRUSTEES

The Board of Trustees approved the proposed New Sub-Investment Advisory Agreements at a meeting held on December 13, 1995. Prior to this meeting, MFS had discussed with the Board of Trustees its analysis that FCM and FCEM achieved superior investment performance in the management of emerging market investments. MFS informed the Board of Trustees at a meeting held on October 11, 1995 of its intention to recommend that the Board of Trustees consider replacing Batterymarch with FCM and FCEM. Before approving these Agreements, the Board reviewed and discussed materials furnished by MFS and FCM, including drafts of the proposed New Sub-Investment Advisory Agreements; background information concerning FCM and FCEM covering their corporate, management and operational structures and personnel, their history and significant achievements, their product lines and emphasis, and their investment philosophy and style; the investment performance of accounts advised by FCM and FCEM as compared to various benchmarks and to the investment performance of the portion of the Fund's assets managed by Batterymarch; the financial statements of Hypo F&C (FCM's parent); and certain regulatory filings of FCM and FCEM. Representatives of FCM and MFS discussed these materials with the Board of Trustees during the meeting.

Upon conclusion of its review of these materials and the presentations made by FCM and MFS, the Board of Trustees, including the Independent Trustees, unanimously approved the proposed New Sub-Investment Advisory Agreements. In deciding to approve these Agreements, the Board placed particular emphasis on the following factors:

        (i)
    the investment performance of FCM and FCEM in managing emerging market investments as those results significantly outperformed relevant benchmarks;

       (ii)
    the depth, qualifications and experience of FCM's and FCEM's investment management and research personnel and the fact that FCM and FCEM have 23 investment management and research personnel devoted to emerging markets;

      (iii)
    the terms of the proposed New Sub-Investment Advisory Agreements, which are substantially identical to the Current Sub-Investment Advisory Agreement;

       (iv)
    the fact that FCM and FCEM would receive from MFS the same compensation for their sub-advisory services as MFS currently pays Batterymarch;

        (v)
    the history, reputation and background of FCM and FCEM and their financial condition; and

       (vi)
    the fact that MFS and FCM have entered into a strategic alliance, as discussed above under the caption "Description of FCM and FCEM; Strategic Alliance between MFS and FCM."

THE BOARD OF TRUSTEES HAS DETERMINED THAT THE PROPOSED NEW SUB-INVESTMENT ADVISORY AGREEMENTS ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND RECOMMENDS THEIR APPROVAL BY SHAREHOLDERS.

DESCRIPTION OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENTS

The Advisory Agreement between MFS and the Fund permits MFS from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Advisory Agreement, MFS has engaged Batterymarch as one of two sub-advisers to the Fund.

Under the proposed New Sub-Investment Advisory Agreement between MFS and FCM (the "FCM Agreement"), which is substantially identical to the Current Sub-Investment Advisory Agreement, MFS may delegate to FCM the authority to make investment decisions for the Fund. Pursuant to the FCM Agreement, it is intended that FCM, through FCEM, would provide portfolio management services for assets of the Fund invested in emerging markets. For its services, MFS would pay FCM a management fee computed and paid monthly, in an amount equal to 1.00% per annum of the average daily net asset value of the Fund's assets managed by FCM. This is the same fee as is currently paid by MFS to Batterymarch under the Current Sub-Investment Advisory Agreement.

The terms of the FCM Agreement would permit FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Under the terms of the proposed New Sub-Investment Advisory Agreement between FCM and FCEM (the "FCEM Agreement"), FCM would delegate to FCEM its obligations under the terms of the FCM Agreement, which reflects the fact that FCEM is the FCM affiliate which has the investment expertise in emerging markets. For these services, FCM would pay FCEM under the FCEM Agreement a sub-advisory fee equal to 1.00% on an annualized basis of the average daily net asset value of the assets of the Fund managed by FCEM. The FCEM Agreement is substantially identical to the FCM Agreement.

Under the terms of the proposed New Sub-Investment Advisory Agreements, FCM and FCEM would be required to furnish MFS with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of the Fund's assets as MFS shall from time to time designate, to furnish continuously an investment program with respect to such assets, and otherwise to manage the Fund's investments in accordance with the investment objective and policies as stated in the Fund's then current Prospectus and Statement of Additional Information. FCM and FCEM would bear all expenses in connection with the performance of their services under the proposed New Sub-Investment Advisory Agreements.

The proposed New Sub-Investment Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence, neither FCM nor FCEM shall be liable for any act or omission in the course of, or in connection with, the rendering of their services thereunder.

Each proposed New Sub-Investment Advisory Agreement would remain in effect pursuant to its terms until April 1, 1998, and thereafter with respect to the Fund for successive periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees or (b) the affirmative vote of the lesser of (1) more than fifty percent (50%) of the outstanding shares of the Fund or (2) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy (a "Majority Vote"), provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. Each proposed New Sub-Investment Advisory Agreement would be terminable, without penalty, by the Board of Trustees, by a Majority Vote of the Fund's shareholders, by MFS or by FCM, and in the case of the FCEM Agreement, by FCEM, in each case on not more than sixty nor less than thirty days' written notice, unless terminated by FCM, with respect to the FCM Agreement, or FCEM, with respect to the FCEM Agreement, in which case such termination is required to be on not more than ninety days nor less than sixty days written notice. Each proposed New Sub-Investment Advisory Agreement would terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the Advisory Agreement between the Trust, on behalf of the Fund, and MFS.

The description of the proposed New Sub-Investment Advisory Agreements is qualified in its entirety by reference to the forms of FCM Agreement and FCEM Agreement which are attached as Appendix C and Appendix D, respectively, to this proxy statement.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

All proxies received by management of the Trust will be voted on all matters presented at the Special Meeting and at any adjournments thereof, and if not Limited to the contrary, will be voted FOR Item 1. Approval of Item 1 requires a Majority Vote of the Fund's shareholders (as defined above).

Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Special Meeting. All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the Meeting) or (ii) abstentions, will be counted toward establishing a quorum. Abstentions and broker non-votes will have the same effect as a vote AGAINST Item 1.

At some point during the solicitation period, the Fund or its agents may solicit votes by telephone. While votes taken by telephone are authorized by the Trust's By-Laws, they may be subject to challenge and thus the Fund has adopted procedures designed to ensure the validity of such votes. The Fund will require the telephone solicitor to follow one or more of the following procedures: (i) recording shareholders instructions; (ii) requiring shareholders to give their social security numbers or other identifying information such as randomly assigned Personal Identification Numbers; (iii) confirming votes by immediate follow-up calls; (iv) confirming votes by written confirmations by mail; and/or
(v) following a script which has been filed with the SEC as additional soliciting material.

Management of the Trust knows of no other matters to be brought before the Special Meeting. If, however, any other matters come before the Special Meeting and any adjournments thereof, it is the management's intention that proxies not Limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

The Trust is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment management agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

The information contained in this proxy statement relating to FCM and FCEM has been furnished by FCM and FCEM.

The table contained in Appendix E hereto presents certain information regarding the ownership of Fund shares by Trustees of the Trust.

As discussed above, the Trust engages as its investment adviser MFS, a Delaware corporation, with offices at 500 Boylston Street, Boston, MA 02116. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9. The Trust engages as its distributor MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation, with offices at 500 Boylston Street, Boston, MA 02116. MFD is a wholly owned subsidiary of MFS.

To obtain the necessary representation at the Special Meeting, solicitations may
be made by mail, telephone, or  interview by                             or  its
agents as well as by officers of the Fund, employees of MFS and securities dealers by whom shares of the Fund have been sold. It is anticipated that the
total  cost of any such solicitations, if made by                         or its
agents, would be approximately $            plus out-of-pocket expenses, and  if
made by any other party, would be nominal. The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Proxy Statement, will be borne by the Fund.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

February 1, 1996                                           MFS World Growth Fund

                                   APPENDIX A
                            DIRECTORS AND PRINCIPAL
                            EXECUTIVE OFFICER OF FCM

NAME                   POSITION WITH FCM, PRINCIPAL OCCUPATION AND ADDRESS(1)
---------------------  -------------------------------------------------------------------------------------------------
M.J. Hart              (Chairman) Head of UK Department
J.D.D. Ogilvy          Chief Executive (Principal Executive Officer)
A.K. Banerji           Chief Investment Officer of FCEM
A.C. Barker            Head of U.S. Management
K.R. Barker            Head of U.K. Equities
M.J. Boxford           Investment Manager -- Venture Capital
F.G.W. Brooke          Investment Management -- Charities
A.W. Twiston-Davies    Managing Director of FCEM
S.W.E. Dolbear         Head of Derivatives Management
R.G. Donkin            Director and Joint Company Secretary
R.E. Dowdall           Finance Director
W.J. Ducas(2)          Managing Director U.S. Institutional Marketing
W.D. Eccles            Investment Manager -- Venture Capital
R.S. Edgar             Institutional Europe/U.S. Business Development
J.A. Findlay           Investment Management -- North America
F.H.G. Hunt            Investment Manager -- Fixed Interest
G. Inderst             Assistant Chief Investment Officer
S.E.V. James           Managing Director -- Marketing U.K. Retail
S.L. Kinnersley        Investment Management -- LTCB
J.F. Lubran            Managing Director -- Marketing Global Institutional
J.V. Monckton          Head of Fixed Interest Department
N.E. Morecroft         U.K. Marketing Director
J.J. Nelson            Managing Director of Venture Capital Subsidiary
F.A.R. Packard         Chairman of FCEM and Institutional Marketing
M.F. Palone(2)         Director U.S. Institutional Marketing
N.H. Pitt-Lewis        Head of Compliance
R.L. Richards          Investment Manager -- Venture Capital
M.J.C. Robertson       Charities Sales Director
E. Scott-Forbes        Head of European Equities
R. Simpson             Client Services Director
C. Thomson             Chief Investment Officer
J.J. Tigue             Investment Management -- U.K.
G.R. Walker            Chief Operating Officer and Group Finance Officer
C.A. Walton            Marketing Director
R.T. Watson            Investment Management -- U.K. Institutional
S.F. White             Investment Management -- Europe
E.J. Wood              Investment Management -- U.K.
I.K. Wright            Investment Management -- Japan

---------------

(1)The address of each of the individuals listed above is Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, unless indicated otherwise.

(2)The address of Messrs. Ducas and Palone is Suite 2910, 225 Franklin Street, Boston, Massachusetts 02110.

                            DIRECTORS AND PRINCIPAL
                           EXECUTIVE OFFICER OF FCEM

NAME                    POSITION WITH FCEM, PRINCIPAL OCCUPATION AND ADDRESS(1)
----------------------  ---------------------------------------------------------------------------------------------------

A.W. Twiston Davies     Managing Director (Principal Executive Officer)
A.K. Banerji            Chief Investment Officer
H.P. Carey              S.E. Asia
S. Delman               Emerging Europe/Middle East/Africa
M.C. Gabriel            Finance Director
E.B. McLaughlin         Latin America
F.A.R. Packard          Chairman
J.D.D. Ogilvy           Chief Executive (Principal Executive Officer) of FCM
M.A.J.A. Wenhammer      Fixed Interest
H.R. Williamson         Fixed Interest Director
K.J. Clarke             Administration Director

---------------

(1)The address of each of the individuals listed above is Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, unless indicated otherwise.

                                   APPENDIX B
                   REGISTERED INVESTMENT COMPANIES FOR WHICH
                                FCM AND/OR FCEM
                      CURRENTLY ACT AS INVESTMENT ADVISER
                                 OR SUB-ADVISER

                                                                                             ANNUAL ADVISORY FEE
                                                         NET ASSETS AT     NET ASSETS AT    RATE (AS A PERCENTAGE
                                                            12/31/95         12/31/95        OF AVERAGE DAILY NET
                         NAME                            MANAGED BY FCM   MANAGED BY FCEM   ASSETS MANAGED BY FCM)
-------------------------------------------------------  --------------   ---------------   ----------------------
MFS/Foreign & Colonial International Growth Fund(1),
which seeks capital appreciation.......................     $               $                        0.80%
MFS/Foreign & Colonial International Growth and Income
Fund(1), which seeks capital appreciation and current
income.................................................     $               $                        0.75%
MFS/Foreign & Colonial International Emerging Markets
Equity Fund(1), which seeks capital appreciation.......     $               $                        1.00%
MFS/Foreign & Colonial International Growth Series(2),
which seeks capital appreciation.......................     $               $                        0.80%
MFS/Foreign & Colonial International Growth and Income
Series(2), which seeks capital appreciation and current
income.................................................     $               $                        0.75%
MFS/Foreign & Colonial Emerging Markets Equity
Series(2), which seeks capital appreciation............     $               $                        1.00%
The Foreign & Colonial Emerging Middle East Fund, Inc.,
which seeks long-term capital appreciation.............       N/A           $36,350,000              N/A

                                                           ANNUAL ADVISORY FEE
                                                          RATE (AS A PERCENTAGE
                                                          OF AVERAGE DAILY NET
                         NAME                            ASSETS MANAGED BY FCEM)
-------------------------------------------------------  -----------------------
MFS/Foreign & Colonial International Growth Fund(1),
which seeks capital appreciation.......................            1.00%
MFS/Foreign & Colonial International Growth and Income
Fund(1), which seeks capital appreciation and current
income.................................................            1.00%
MFS/Foreign & Colonial International Emerging Markets
Equity Fund(1), which seeks capital appreciation.......            1.00%
MFS/Foreign & Colonial International Growth Series(2),
which seeks capital appreciation.......................            1.00%
MFS/Foreign & Colonial International Growth and Income
Series(2), which seeks capital appreciation and current
income.................................................            1.00%
MFS/Foreign & Colonial Emerging Markets Equity
Series(2), which seeks capital appreciation............            1.00%
The Foreign & Colonial Emerging Middle East Fund, Inc.,
which seeks long-term capital appreciation.............            1.25%(3)

---------------

(1)A series of MFS Series Trust X.

(2)A series of MFS/Sun Life Series Trust.

(3)FCEM receives 1.25% of the value of the Fund's average weekly net assets (as opposed to average daily net assets).

                                   APPENDIX C
                       SUB-INVESTMENT ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this 1st day of April, 1996 by and between MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser") and FOREIGN & COLONIAL MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales (the "Sub-Adviser").

                                  WITNESSETH:

WHEREAS, the Adviser provides MFS World Growth Fund (the "Fund"), a series of MFS Series Trust VIII (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated August 30, 1993 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF THE SUB-ADVISER. The Sub-Adviser will furnish the Adviser with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of the Fund's assets as the Adviser shall from time to time designate (the "Designated Assets"). Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the Designated Assets on behalf of the Fund in accordance with the Fund's investment objective, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and the Trust's Declaration of Trust dated July 31, 1987, as amended and restated May 6, 1991, and Amended and Restated By-Laws, each as from time to time in effect (respectively, the "Declaration" and the "By-Laws") and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) make investment decisions with respect to the Designated Assets; (c) place purchase and sale orders for portfolio transactions with respect to the Designated Assets; (d) manage otherwise uninvested cash assets with respect to the Designated Assets;
(e) as the agent of the Fund, give instructions (including trade tickets) to the custodian and any sub-custodian of the Fund as to deliveries of securities, transfers of currencies and payments of cash with respect to the Designated Assets (the Sub-Adviser shall promptly notify the Adviser of such instructions);
(f) employ professional portfolio managers to provide research services to the Fund; (g) attend periodic meetings of the Board of Trustees of the Trust and (h) obtain all the registrations, qualifications and consents, on behalf of the Fund, which are necessary for the Fund to purchase and sell assets in each jurisdiction (other than the United States) in which the Fund's Designated Assets are to be invested (the Sub-Adviser shall promptly provide the Adviser with copies of any such registrations, qualifications and consents). In providing these services, the Sub-Adviser will furnish continuously an investment program with respect to the Designated Assets. The Sub-Adviser shall be responsible for monitoring the Fund's compliance with the Prospectus, the
Statement, the Declaration, the By-Laws and the 1940 Act and the rules, regulations and orders thereunder and in monitoring such compliance the Sub-Adviser shall do so in the functional currency of the Fund. The Sub-Adviser shall only be responsible for compliance with the above-mentioned restrictions in regards to the Designated Assets. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the
Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs. From time to time the Adviser will notify the Sub-

Adviser of the aggregate U.S. Dollar amount of the Designated Assets. The Adviser will have responsibility for exercising proxy, consent and other rights pertaining to the Designated Assets; PROVIDED, HOWEVER, that the Sub-Adviser will, as requested, make recommendations to the Adviser as to the manner in which such proxy, consent and other rights should be exercised.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what Designated Assets shall be purchased or sold and what portion, if any, of the Fund's Designated Assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what Designated Assets shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. CERTAIN INFORMATION TO THE SUB-ADVISER. Copies of the Prospectus, the Statement, the Declaration and the By-Laws have been delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, the Declaration and the By-Laws. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Designated Assets.

4. REPORTS. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may request from time to time.

5. BROKERAGE. In connection with the selections of brokers, dealers or other entities and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser is directed to seek for the Fund execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker, dealer or other entity an amount of commission for effecting a securities transaction in excess of the amount of commission another broker, dealer or other entity would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker, dealer or other entity, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

6. SERVICES TO OTHER COMPANIES OR ACCOUNTS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be the most equitable. The Sub-Adviser agrees to allocate similarly opportunities to sell or otherwise dispose of securities among the Fund and other clients of the Sub-Adviser.

7. OTHER SUB-ADVISERS. The Sub-Adviser may from time to time enter into investment sub-advisory agreements with one or more investment advisers, (an "Other Sub-Adviser"), to the Fund to perform some or all of the services for which the Sub-Adviser is responsible pursuant to this Agreement upon such terms and conditions as the Adviser and the Sub-Adviser may determine; PROVIDED, HOWEVER, that such investment sub-advisory agreements have been approved by a majority of the Trustees of the Trust who are not interested persons of the Trust, or the Sub-Adviser or the Other Sub-Adviser and by vote of a majority of the outstanding voting securities of the Fund; and, PROVIDED, FURTHER, that the Sub-Adviser shall own a majority of the voting securities of any Other Sub-Adviser. The Sub-Adviser may terminate the services of any Other Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Other Sub-Adviser unless and until a successor Other Sub-Adviser is selected. The Sub-Adviser shall be liable for any error of judgment or mistake of law by any Other Sub-Adviser and for any act or omission in the execution and management of the Fund by any Other Sub-Adviser.

8. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at a rate of 1.00% per annum of the average daily net asset value of the Designated Assets. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement. In the event that the Adviser reduces its management fee payable under the Advisory Agreement in order to comply with the expense limitations of a State securities commission or otherwise (but not a voluntary reduction), the Sub-Adviser agrees to reduce its fee payable under this Agreement by a pro rata amount.

9. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

10. ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others. It is understood that the Trustees, officers and shareholders of the Trust, the Fund or the Adviser are or may be or become interested in the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser, as trustees, officers, employees or otherwise and that trustees, officers and employees of the Sub-Adviser or any person controlling, controlled by or under common control with the Sub-Adviser may become similarly interested in the Trust, the Fund or the Adviser and that the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise.

11. COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, (b) will not take a long or short position in the shares of the Fund except as permitted by the Declaration and (c) will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

12. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the United Kingdom by virtue of its membership in the Investment Management Regulatory Organisation ("IMRO") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request; PROVIDED, HOWEVER, that the Sub-Adviser may retain copies of such records for archival purposes as required by IMRO.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

13. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until April 1, 1998 and each year thereafter but only so long as its continuance is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser or of the Sub-Adviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund or by the Adviser, on not more than sixty days nor less than thirty days written notice, or by the Sub-Adviser on not more than ninety days nor less than sixty days written notice. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

14. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of the Fund, by the Adviser and by the Sub-Adviser.

15. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated persons" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, SUBJECT, HOWEVER, to such exemptions as may be granted by the SEC under the 1940 Act.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Sub-Adviser pursuant to Section 12 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

17. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                          MASSACHUSETTS FINANCIAL
                                          SERVICES COMPANY
                                          By:
                                          --------------------------------------
                                            Jeffrey L. Shames
                                            President

                                          FOREIGN & COLONIAL
                                          MANAGEMENT LIMITED
                                          By:
                                          --------------------------------------
                                            James Oglivy

                                          By:
                                          --------------------------------------
                                            Jonathan Lubran

The foregoing is hereby agreed to:

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

MFS SERIES TRUST VIII, on behalf of
MFS WORLD GROWTH FUND

By:
----------------------------------------
  A. Keith Brodkin
  Chairman

                                   APPENDIX D
                       SUB-INVESTMENT ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this 1st day of April, 1996, by and between FOREIGN & COLONIAL MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales (the "Sub-Adviser"), and FOREIGN & COLONIAL EMERGING MARKETS LIMITED, a company incorporated under the laws of England and Wales ("FCEM").

                                  WITNESSETH:

WHEREAS, Massachusetts Financial Services Company (the "Adviser") provides MFS World Growth Fund (the "Fund"), a series of MFS Series Trust VIII (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated August 30, 1993 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund;

WHEREAS, the Sub-Adviser provides services to the Adviser pursuant to the terms and conditions of a sub-advisory agreement dated the date hereof (the "FCM Sub-Advisory Agreement") between the Adviser and the Sub-Adviser; and

WHEREAS, FCEM is willing to provide services to the Sub-Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. DUTIES OF FCEM. FCEM will furnish the Sub-Adviser with information and advice, including advice on the allocation of investments among emerging market countries or regions, relating to such portion of the Fund's assets as the Adviser, Sub-Adviser and FCEM shall from time to time mutually designate (the "Designated Assets"). Subject to the supervision of the Trustees of the Trust, the Adviser and the Sub-Adviser, FCEM will: (a) manage the Designated Assets on behalf of the Fund in accordance with the Fund's investment objective, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement"), and the Trust's Declaration of Trust dated July 31, 1987, as amended and restated May 6, 1991, and Amended and Restated By-Laws, each as from time to time in effect (respectively, the "Declaration" and the "By-Laws") and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) make investment decisions with respect to the Designated Assets; (c) place purchase and sale orders for portfolio transactions with respect to the Designated Assets; (d) manage otherwise uninvested cash assets with respect to the Designated Assets;
(e) as the agent of the Fund, give instructions (including trade tickets) to the custodian and any sub-custodian of the Fund as to deliveries of securities, transfers of currencies and payments of cash with respect to the Designated Assets (FCEM shall promptly notify the Adviser and the Sub-Adviser of such instructions); (f) employ professional portfolio managers to provide research services to the Fund; (g) attend periodic meetings of the Board of Trustees of the Trust and (h) obtain all the registrations, qualifications and consents, on behalf of the Fund, which are necessary for the Fund to purchase and sell assets in each jurisdiction (other than the United States) in which the Designated Assets are to be invested (FCEM shall promptly provide the Adviser and the Sub-Adviser with copies of any such registrations, qualifications and consents). In providing these services, FCEM will furnish continuously an investment program with respect to the Designated Assets. FCEM shall be responsible for monitoring the Fund's compliance with the Prospectus, the Statement, the Declaration, the By-Laws and the 1940 Act and the rules, regulations and orders thereunder and in monitoring such compliance FCEM shall do so in the functional currency of the Fund. FCEM shall only be responsible for compliance with the above-mentioned restrictions in regards to the Designated Assets.

The Sub-Adviser agrees to provide FCEM with such assistance as may be reasonably requested by FCEM in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

Should the Trustees of the Trust or the Adviser and the Sub-Adviser at any time make any determination as to investment policy and notify FCEM thereof in writing, FCEM shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser and the Sub-Adviser or the Trustees of the Trust may at any time, upon written notice to FCEM, suspend or restrict the right of FCEM to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser and the Sub-Adviser undertake to discuss with FCEM any such determinations of investment policy and any such suspensions or restrictions on the right of FCEM to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Adviser, the Sub-Adviser and the Trustees of the Trust, FCEM is hereby appointed the Sub-Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as FCEM shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Designated Assets.

3. BROKERAGE. In connection with the selections of brokers, dealers or other entities and the placing of orders for the purchase and sale of portfolio investments for the Fund with respect to the Designated Assets, FCEM is directed to seek for the Fund execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement, FCEM shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker, dealer or other entity an amount of commission for effecting a securities transaction in excess of the amount of commission another broker, dealer or other entity would have charged for effecting that transaction, if FCEM determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker, dealer or other entity, viewed in terms of either that particular transaction or FCEM's overall responsibilities with respect to the Fund and to other clients of FCEM as to which FCEM exercises investment discretion.

4. REPORTS. FCEM shall furnish to the Trustees of the Trust, the Adviser or the Sub-Adviser, or all of them, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise requested from time to time by the Trustees of the Trust, the Adviser or the Sub-Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust, the Adviser or the Sub-Adviser, as appropriate, may request from time to time.

5. SERVICES TO OTHER COMPANIES OR ACCOUNTS. On occasions when FCEM deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, FCEM, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by FCEM in the manner it considers to be the most equitable. FCEM agrees to allocate similarly opportunities to sell or otherwise dispose of securities among the Fund and other clients of FCEM.

6. COMPENSATION OF FCEM. For the services to be rendered by FCEM under this Agreement, the Sub-Adviser shall pay to FCEM compensation, computed and paid monthly in arrears, at a rate of 1.00% per annum of the average daily net asset value of the Designated Assets. If FCEM shall serve for less than the whole of any month, the compensation payable to FCEM with respect to the Fund will be prorated. FCEM will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust, the Adviser nor the Fund shall be liable to FCEM for the compensation of FCEM. For the purpose of determining fees payable to

FCEM, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement. In the event that the Sub-Adviser reduces its management fee payable under the FCM Sub-Advisory Agreement in order to comply with the expense limitations of a State securities commission or otherwise (but not a voluntary reduction), FCEM agrees to reduce its fee payable under this Agreement by a pro rata amount.

7. LIMITATION OF LIABILITY OF FCEM. FCEM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of FCEM under this Agreement and may recover directly from FCEM for any liability it may have to the Fund.

8. ACTIVITIES OF FCEM. The services of FCEM to the Fund are not deemed to be exclusive, FCEM being free to render investment advisory and/or other services to others. It is understood that the Trustees, officers and shareholders of the Trust, the Fund, the Adviser or the Sub-Adviser are or may become interested in FCEM or any person controlling, controlled by or under common control with FCEM, as trustees, officers, employees or otherwise and that trustees, officers and employees of FCEM or any person controlling, controlled by or under common control with FCEM may become similarly interested in the Trust, the Fund, the Adviser or the Sub-Adviser and that FCEM may be or become interested in the Fund as a shareholder or otherwise.

9. COVENANTS OF FCEM. FCEM agrees that it (a) will not deal with itself, "affiliated persons" of FCEM, the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, (b) will not take a long or short position in the shares of the Fund except as permitted by the Declaration and (c) will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement relative to FCEM and its trustees, officers, employees and affiliates.

10. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF FCEM. FCEM represents, warrants and agrees that:

(a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"), is authorized to undertake investment business in the United Kingdom by virtue of its membership in the Investment Management Regulatory Organisation ("IMRO") and is registered under the laws of any jurisdiction in which FCEM is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser and the Sub-Adviser in writing of the occurrence of any event that would disqualify FCEM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser and the Sub-Adviser in writing of any change of control of FCEM or any parent of FCEM resulting in an "assignment" of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by FCEM for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. FCEM agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request; PROVIDED, HOWEVER, that FCEM may retain copies of such records for archival purposes as required by IMRO.

(c) It has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser, the Sub-Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually FCEM will provide the Trust, the Sub-Adviser and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of FCEM certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser, the Sub-Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser, the Sub-Adviser and the Trust.

11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until April 1, 1998 and each year thereafter but only so long as its continuance is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust, the Adviser, the Sub-Adviser or FCEM at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund or by the Adviser or the Sub-Adviser, on not more than sixty days nor less than thirty days written notice, or by FCEM on not more than ninety days nor less than sixty days written notice. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the FCM Sub-Advisory Agreement or the Advisory Agreement shall have terminated for any reason.

12. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of the Fund, by the Adviser, by the Sub-Adviser and by FCEM.

13. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "control", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, SUBJECT, HOWEVER, to such exemptions as may be granted by the SEC under the 1940 Act.

14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by FCEM pursuant to Section 9 hereof shall survive for the duration of this Agreement and FCEM shall immediately notify, but in no event later than five (5) business days, the Adviser and the
Sub-Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, by the Adviser's General Counsel in the case of the Adviser, by FCEM's Secretary in the case of FCEM and by the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

                                          FOREIGN & COLONIAL
                                          MANAGEMENT LIMITED

                                          By:
                                          --------------------------------------
                                            James Ogilvy
                                          By:
                                          --------------------------------------
                                            Jonathan Lubran
                                          FOREIGN & COLONIAL
                                          EMERGING MARKETS
                                          LIMITED

                                          By:
                                          --------------------------------------
                                            Audley Twiston Davies
                                          By:
                                          --------------------------------------
                                            Karen Clarke

The foregoing is hereby agreed to:

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

MFS SERIES TRUST VIII, on behalf of
MFS WORLD GROWTH FUND

By:
----------------------------------------
  A. Keith Brodkin
  Chairman

MASSACHUSETTS FINANCIAL SERVICES
COMPANY

By:
----------------------------------------
  Jeffrey L. Shames
  President

                                   APPENDIX E
                        TRUSTEE OWNERSHIP OF FUND SHARES

The following table presents certain information regarding the ownership of Fund shares by Trustees of the Trust. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the 1940 Act, of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.

                                                                                           SHARES OF FUND
                                                                                                OWNED
                                                                                            BENEFICIALLY      PERCENT OF
                                    NAME OF TRUSTEE                                       AS OF 1/18/96(1)     CLASS(2)
----------------------------------------------------------------------------------------  -----------------  ------------

A. Keith Brodkin*, Chairman and President
Richard B. Bailey*
Marshall N. Cohan
Lawrence H. Cohn, M.D.
The Hon. Sir J. David Gibbons
Abby M. O'Neill
Walter E. Robb, III
Arnold D. Scott*
Jeffrey L. Shames*
J. Dale Sherratt
Ward Smith

---------------

(1)Numbers are approximate and include, where applicable, shares owned by a Trustee's spouse or minor children or shares which were otherwise reported by the Trustee as "beneficially owned" in light of pertinent SEC rules.

(2)Percentage of shares outstanding on January 18, 1996. All shares are held with sole voting and investment power, except to the extent that such powers may be by a family member or a trustee of a family trust.

(3)[KAREN TO ADD FOOTNOTE RE DCP SHARES.]

[DISCLOSE ANY 5% OWNERS.]

                                       P
                                       R
                                       O
                                       X
                                       Y

By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or, if not marked to vote, "FOR" each proposal and to use their discretion to vote any other matter as may come before the Special Meeting. If you do not intend personally to attend the Special Meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

                             MFS WORLD GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                     FOR A SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints James R. Bordewick, Jr., A. Keith Brodkin, Stephen E. Cavan and W. Thomas London, and each of them, proxies with several powers of substitution, to vote for the undersigned at a Special Meeting of Shareholders of MFS World Growth Fund, to be held at 500 Boylston Street, Boston, Massachusetts, on March 18, 1996, notice of which meeting and the proxy statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the notice of Special Meeting and accompanying proxy statement, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies. If more than one of the above-named proxies shall be present in person or by substitute, a majority of the proxies so present and voting shall have and may exercise all the powers hereby granted. Please sign and return as soon as possible but in any event by March 18, 1996.

To vote mark an X in blue or black ink on the proxy card below.        Keep this
portion for your records.

                   (DETACH HERE AND RETURN THIS PORTION ONLY)

                             MFS WORLD GROWTH FUND

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEM 1 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ITEM 1

    VOTE ON PROPOSAL          1      To  approve two new  Sub-Investment Advisory Agreements,  one between Massachusetts
        FOR / /                      Financial Services  Company  ("MFS")  and Foreign  &  Colonial  Management  Limited
      AGAINST / /                    ("FCM"),  and the other between FCM and its subsidiary, Foreign & Colonial Emerging
      ABSTAIN / /                    Markets Limited,  containing substantially  the same  terms and  conditions as  the current  Sub-Investment Advisory  Agreement between MFS  and Batterymarch Financial
                                     Management, Inc., to become effective on or about April 1, 1996.

                                        ________________________________________
                                                      SIGNATURE
                                      __________________________________________
                                           SIGNATURE (JOINT OWNERS)    DATE

Please sign name or names exactly as printed above to authorize the voting of your shares as indicated above. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate. Corporate proxies should be signed by an authorized officer.